Exhibit 99.2

Second Quarter
Financial Supplement
June 30, 2019
2

METLIFE

As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019

Revenues
Premiums	$15,153	$10,242	$9,267	$9,405	$10,129	$24,331	$19,534
Universal life and investment-type product policy fees	1,370	1,343	1,397	1,365	1,412	2,762	2,777
Net investment income	4,473	4,486	3,462	4,908	4,693	8,218	9,601
Other revenues	475	479	452	494	478	949	972
Net investment gains (losses)	(227)	117	145	15	61	(560)	76
Net derivative gains (losses)	(59)	(378)	939	115	724	290	839
Total revenues	21,185	16,289	15,662	16,302	17,497	35,990	33,799

Expenses
Policyholder benefits and claims	14,866	10,080	8,992	9,072	9,993	23,584	19,065
Interest credited to policyholder account balances	1,424	1,334	486	1,961	1,515	2,193	3,476
Policyholder dividends	309	327	318	300	302	606	602
Capitalization of DAC	(834)	(810)	(814)	(812)	(837)	(1,630)	(1,649)
Amortization of DAC and VOBA	707	732	843	624	689	1,400	1,313
Amortization of negative VOBA	(16)	(7)	(11)	(10)	(10)	(38)	(20)
Interest expense on debt	309	267	260	234	274	595	508
Other expenses	3,319	3,287	3,117	3,189	3,274	6,523	6,463
Total expenses	20,084	15,210	13,191	14,558	15,200	33,233	29,758
Income (loss) from continuing operations before provision for income tax	1,101	1,079	2,471	1,744	2,297	2,757	4,041
Provision for income tax expense (benefit)	207	164	409	359	551	606	910
Income (loss) from continuing operations, net of income tax	894	915	2,062	1,385	1,746	2,151	3,131
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	894	915	2,062	1,385	1,746	2,151	3,131
Less: Net income (loss) attributable to noncontrolling interests	3	3	(5)	4	5	7	9
Net income (loss) attributable to MetLife, Inc.	891	912	2,067	1,381	1,741	2,144	3,122
Less: Preferred stock dividends	46	32	57	32	57	52	89
Net income (loss) available to MetLife, Inc.'s common shareholders	$845	$880	$2,010	$1,349	$1,684	$2,092	$3,033

Premiums, fees and other revenues	$16,998	$12,064	$11,116	$11,264	$12,019	$28,042	$23,283

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Net income (loss) available to MetLife, Inc.'s common shareholders	$845	$880	$2,010	$1,349	$1,684
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(227)	117	145	15	61
Less: Net derivative gains (losses)	(59)	(378)	939	115	724
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to continuing operations (1)	(233)	(360)	(202)	(177)	(179)
Less: Provision for income tax (expense) benefit	41	128	(213)	(24)	(236)
Less: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	3	3	(5)	4	5
Adjusted earnings available to common shareholders	$1,326	$1,376	$1,336	$1,424	$1,319

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$0.83	$0.88	$2.04	$1.40	$1.77
Less: Net investment gains (losses)	(0.22)	0.12	0.15	0.02	0.06
Less: Net derivative gains (losses)	(0.06)	(0.38)	0.95	0.12	0.76
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to continuing operations	(0.23)	(0.37)	(0.20)	(0.19)	(0.18)
Less: Provision for income tax (expense) benefit	0.04	0.13	(0.22)	(0.03)	(0.24)
Less: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	—	—	(0.01)	—	0.01
Adjusted earnings available to common shareholders per diluted common share	$1.30	$1.38	$1.35	$1.48	$1.38

	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$—	$(68)	$—	$—	$—
Litigation reserves & settlement costs	—	—	(60)	—	—
Expense initiative costs	(62)	(88)	(100)	(55)	(70)
Tax adjustments	—	—	247	—	—
Total notable items	$(62)	$(156)	$87	$(55)	$(70)

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$—	$(0.07)	$—	$—	$—
Litigation reserves & settlement costs	$—	$—	$(0.06)	$—	$—
Expense initiative costs	$(0.06)	$(0.09)	$(0.10)	$(0.06)	$(0.07)
Tax adjustments	$—	$—	$0.25	$—	$—
Total notable items	$(0.06)	$(0.16)	$0.09	$(0.06)	$(0.07)

	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Weighted average common shares outstanding - diluted	1,023.8	1,000.7	987.6	963.3	952.9

(1) See Page A-1 for further detail.

(2) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Book value per common share (1)	$50.28	$48.94	$51.53	$58.06	$64.61
Book value per common share, excluding AOCI other than FCTA (1)	$42.76	$42.97	$44.62	$45.58	$47.09
Book value per common share - tangible common stockholders' equity (1)	$33.22	$33.37	$34.77	$35.71	$37.09

	For the Three Months Ended
Unaudited	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Return on MetLife, Inc.'s (2):
Common stockholders' equity	6.5%	7.1%	16.5%	10.3%	11.6%
Common stockholders' equity, excluding AOCI other than FCTA	7.8%	8.3%	18.9%	12.5%	15.4%
Tangible common stockholders' equity	10.1%	10.8%	24.4%	16.2%	19.7%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	10.2%	11.2%	10.9%	10.9%	9.1%
Common stockholders' equity, excluding AOCI other than FCTA	12.2%	12.9%	12.5%	13.2%	12.1%
Tangible common stockholders' equity	15.8%	16.8%	16.2%	17.1%	15.5%

	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Common shares outstanding, beginning of period	1,024.1	1,000.2	986.6	958.6	950.2
Share repurchases	(24.1)	(14.1)	(28.4)	(11.2)	(15.8)
Newly issued shares	0.2	0.5	0.4	2.8	1.5
Common shares outstanding, end of period	1,000.2	986.6	958.6	950.2	935.9

Weighted average common shares outstanding - basic	1,015.6	992.7	980.3	956.5	946.2
Dilutive effect of the exercise or issuance of stock-based awards	8.2	8.0	7.3	6.8	6.7
Weighted average common shares outstanding - diluted	1,023.8	1,000.7	987.6	963.3	952.9

MetLife Policyholder Trust Shares	151.6	150.0	148.0	146.2	144.3

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019

Total revenues	$21,185	$16,289	$15,662	$16,302	$17,497	$35,990	$33,799
Less: Net investment (gains) losses	(227)	117	145	15	61	(560)	76
Less: Net derivative (gains) losses	(59)	(378)	939	115	724	290	839
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	(5)	11	(8)	—	20	(10)	20
Less: Other adjustments to revenues:
GMIB fees	31	32	27	27	28	61	55
Investment hedge adjustments	(119)	(125)	(121)	(105)	(118)	(229)	(223)
Operating joint venture adjustments	—	—	—	—	—	1	—
Unit-linked contract income	286	149	(765)	736	261	(67)	997
Securitization entities income	—	—	—	—	—	—	—
Settlement of foreign currency earnings hedges	5	5	5	2	2	9	4
Certain partnership distributions	(21)	(1)	(27)	(4)	(4)	(33)	(8)
TSA fees	78	78	70	68	69	157	137
Divested businesses	—	1	—	—	—	7	—
Total adjusted revenues	$21,216	$16,400	$15,397	$15,448	$16,454	$36,364	$31,902

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019

Net investment income	$4,473	$4,486	$3,462	$4,908	$4,693	$8,218	$9,601
Less: Adjustments to net investment income:
Investment hedge adjustments	(119)	(125)	(121)	(105)	(118)	(229)	(223)
Operating joint venture adjustments	—	—	—	—	—	1	—
Unit-linked contract income	286	149	(765)	736	261	(67)	997
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(21)	(1)	(27)	(4)	(4)	(33)	(8)
Divested businesses	—	1	—	—	—	—	—
Net investment income, as reported on an adjusted basis	$4,327	$4,462	$4,375	$4,281	$4,554	$8,546	$8,835

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019

Premiums, fees and other revenues	$16,998	$12,064	$11,116	$11,264	$12,019	$28,042	$23,283
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	(5)	11	(8)	—	20	(10)	20
GMIB fees	31	32	27	27	28	61	55
Settlement of foreign currency earnings hedges	5	5	5	2	2	9	4
TSA fees	78	78	70	68	69	157	137
Divested businesses	—	—	—	—	—	7	—
Adjusted premiums, fees and other revenues	$16,889	$11,938	$11,022	$11,167	$11,900	$27,818	$23,067
Adjusted premiums, fees and other revenues, on a constant currency basis	$16,757	$11,913	$11,054	$11,152	$11,900

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019

Total expenses	$20,084	$15,210	$13,191	$14,558	$15,200	$33,233	$29,758
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	(10)	89	44	(24)	(5)	(24)	(29)
Less: Goodwill impairment	—	—	—	—	—	—	—
Less: Other adjustments to expenses:
Inflation and pass-through adjustments	—	(13)	1	79	84	41	163
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	60	187	(10)	49	36	75	85
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	(1)	—	(1)	(4)	(11)	(1)	(15)
PAB hedge adjustments	(1)	(1)	(1)	(3)	(6)	(2)	(9)
Unit-linked contract costs	268	133	(730)	716	257	(79)	973
Securitization entities debt expense	—	—	—	—	—	—	—
Noncontrolling interest	(5)	(3)	5	(6)	(6)	(12)	(12)
Regulatory implementation costs	2	3	5	3	7	3	10
Acquisition, integration and other costs	14	13	(14)	23	6	25	29
TSA fees	78	78	70	68	69	157	137
Divested businesses	83	24	14	—	6	92	6
Total adjusted expenses	$19,596	$14,700	$13,808	$13,657	$14,763	$32,958	$28,420

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019

Capitalization of DAC	$(834)	$(810)	$(814)	$(812)	$(837)	$(1,630)	$(1,649)
Less: Divested businesses	—	—	—	—	—	(1)	—
Capitalization of DAC, as reported on an adjusted basis	$(834)	$(810)	$(814)	$(812)	$(837)	$(1,629)	$(1,649)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019

Other expenses	$3,319	$3,287	$3,117	$3,189	$3,274	$6,523	$6,463
Less: Noncontrolling interest	(5)	(3)	5	(6)	(6)	(12)	(12)
Less: Regulatory implementation costs	2	3	5	3	7	3	10
Less: Acquisition, integration and other costs	14	13	(14)	23	6	25	29
Less: TSA fees	78	78	70	68	69	157	137
Less: Divested businesses	53	9	(4)	—	6	63	6
Other expenses, as reported on an adjusted basis	$3,177	$3,187	$3,055	$3,101	$3,192	$6,287	$6,293
Other expenses, as reported on an adjusted basis, on a constant currency basis	$3,112	$3,179	$3,065	$3,089	$3,192

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019
Other expenses	$3,319	$3,287	$3,117	$3,189	$3,274	$6,523	$6,463
Capitalization of DAC	(834)	(810)	(814)	(812)	(837)	(1,630)	(1,649)
Other expenses, net of capitalization of DAC	$2,485	$2,477	$2,303	$2,377	$2,437	$4,893	$4,814

Premiums, fees and other revenues	$16,998	$12,064	$11,116	$11,264	$12,019	$28,042	$23,283

Expense ratio	14.6%	20.5%	20.7%	21.1%	20.3%	17.4%	20.7%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019
Other expenses by major category, as reported on an adjusted basis
Direct expenses	$1,500	$1,543	$1,369	$1,420	$1,485	$2,962	$2,905
Pension, postretirement and postemployment benefit costs	47	45	44	56	57	96	113
Premium taxes, other taxes, and licenses & fees	187	193	197	170	174	365	344
Commissions and other variable expenses	1,443	1,406	1,445	1,455	1,476	2,864	2,931
Other expenses, as reported on an adjusted basis	3,177	3,187	3,055	3,101	3,192	6,287	6,293
Capitalization of DAC, as reported on an adjusted basis	(834)	(810)	(814)	(812)	(837)	(1,629)	(1,649)
Other expenses, net of capitalization of DAC, as reported on an adjusted basis	2,343	2,377	2,241	2,289	2,355	4,658	4,644
Less: Total notable items related to other expenses, as reported on an adjusted basis	78	112	(19)	70	88	121	158
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis	$2,265	$2,265	$2,260	$2,219	$2,267	$4,537	$4,486

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019
Employee related costs	$894	$921	$912	$922	$916	$1,831	$1,838
Third party staffing costs	401	435	486	375	419	782	794
General and administrative expenses	205	187	(29)	123	150	349	273
Direct expenses	1,500	1,543	1,369	1,420	1,485	2,962	2,905
Less: Total notable items related to direct expenses (1)	78	112	(19)	70	88	121	158
Direct expenses, excluding total notable items related to direct expenses (1)	$1,422	$1,431	$1,388	$1,350	$1,397	$2,841	$2,747

Other expenses, net of capitalization of DAC, as reported on an adjusted basis	$2,343	$2,377	$2,241	$2,289	$2,355	$4,658	$4,644
Less: Total notable items related to other expenses, as reported on an adjusted basis (1)	78	112	(19)	70	88	121	158
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis (1)	$2,265	$2,265	$2,260	$2,219	$2,267	$4,537	$4,486

Adjusted premiums, fees and other revenues	$16,889	$11,938	$11,022	$11,167	$11,900	$27,818	$23,067
Less: PRT	5,952	1,018	(76)	(2)	556	5,952	554
Adjusted premiums, fees and other revenues, excluding PRT	$10,937	$10,920	$11,098	$11,169	$11,344	$21,866	$22,513

Direct expense ratio	8.9%	12.9%	12.4%	12.7%	12.5%	10.6%	12.6%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	13.0%	13.1%	12.5%	12.1%	12.3%	13.0%	12.2%

Adjusted expense ratio	13.9%	19.9%	20.3%	20.5%	19.8%	16.7%	20.1%
Adjusted expense ratio, excluding total notable items related to other expenses and PRT (1)	20.7%	20.7%	20.4%	19.9%	20.0%	20.7%	19.9%

(1) Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively.

METLIFE CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$306,331	$304,840	$298,265	$308,410	$318,689
Equity securities, at estimated fair value	1,483	1,479	1,440	1,432	1,476
Contractholder-directed equity securities and fair value option securities, at estimated fair value	13,848	13,540	12,616	13,245	13,000
Mortgage loans	70,852	72,461	75,752	78,601	77,997
Policy loans	9,702	9,703	9,699	9,670	9,705
Real estate and real estate joint ventures	9,741	9,977	9,698	10,022	10,326
Other limited partnership interests	5,985	6,374	6,613	6,787	7,054
Short-term investments, principally at estimated fair value	3,853	5,231	3,937	4,524	2,811
Other invested assets	17,017	16,336	18,190	18,175	20,036
Total investments	438,812	439,941	436,210	450,866	461,094
Cash and cash equivalents, principally at estimated fair value	16,312	12,490	15,821	14,506	18,435
Accrued investment income	3,512	3,691	3,582	3,569	3,535
Premiums, reinsurance and other receivables	19,608	19,820	19,644	20,615	20,425
Deferred policy acquisition costs and value of business acquired	19,013	19,160	18,895	18,349	17,880
Current income tax recoverable	—	—	—	—	97
Goodwill	9,499	9,440	9,422	9,418	9,408
Other assets	8,230	8,493	8,408	10,100	10,029
Separate account assets	191,347	185,416	175,556	185,765	191,264
Total assets	$706,333	$698,451	$687,538	$713,188	$732,167

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$184,461	$185,476	$186,780	$187,508	$191,139
Policyholder account balances	182,493	184,094	183,693	187,333	190,033
Other policy-related balances	15,908	16,207	16,529	16,967	16,815
Policyholder dividends payable	695	709	677	671	689
Policyholder dividend obligation	792	456	428	1,116	1,834
Payables for collateral under securities loaned and other transactions	27,030	26,075	24,794	25,084	25,354
Short-term debt	479	290	268	289	158
Long-term debt	14,536	13,408	12,829	12,850	13,346
Collateral financing arrangements	1,085	1,073	1,060	1,048	1,026
Junior subordinated debt securities	3,146	3,146	3,147	3,148	3,149
Current income tax payable	222	166	441	505	—
Deferred income tax liability	5,377	4,924	5,414	7,075	8,766
Other liabilities	24,930	25,202	22,964	25,091	24,548
Separate account liabilities	191,347	185,416	175,556	185,765	191,264
Total liabilities	652,501	646,642	634,580	654,450	668,121

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	32,454	32,475	32,474	32,535	32,602
Retained earnings	26,870	27,331	28,926	29,944	31,209
Treasury stock, at cost	(8,557)	(9,193)	(10,393)	(10,893)	(11,643)
Accumulated other comprehensive income (loss)	2,854	1,000	1,722	6,911	11,631
Total MetLife, Inc.'s stockholders' equity	53,633	51,625	52,741	58,509	63,811
Noncontrolling interests	199	184	217	229	235
Total equity	53,832	51,809	52,958	58,738	64,046
Total liabilities and equity	$706,333	$698,451	$687,538	$713,188	$732,167

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$335	$474	$297	$433	$393
RETIREMENT AND INCOME SOLUTIONS	436	426	450	358	442
PROPERTY & CASUALTY	74	104	120	117	84
TOTAL U.S.	$845	$1,004	$867	$908	$919
ASIA	524	397	392	505	516
LATIN AMERICA	200	235	180	196	216
EMEA	112	70	81	113	99
METLIFE HOLDINGS	346	405	283	395	372
CORPORATE & OTHER	(407)	(411)	(214)	(326)	(431)
Total adjusted earnings before provision for income tax	$1,620	$1,700	$1,589	$1,791	$1,691

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$74	$104	$67	$91	$82
RETIREMENT AND INCOME SOLUTIONS	89	87	94	73	91
PROPERTY & CASUALTY	11	18	21	20	14
TOTAL U.S.	$174	$209	$182	$184	$187
ASIA	161	131	111	149	157
LATIN AMERICA	55	65	43	62	57
EMEA	26	15	26	27	22
METLIFE HOLDINGS	66	78	60	78	73
CORPORATE & OTHER	(234)	(206)	(226)	(165)	(181)
Total provision for income tax expense (benefit)	$248	$292	$196	$335	$315

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$261	$370	$230	$342	$311
RETIREMENT AND INCOME SOLUTIONS	347	339	356	285	351
PROPERTY & CASUALTY	63	86	99	97	70
TOTAL U.S.	$671	$795	$685	$724	$732
ASIA	363	266	281	356	359
LATIN AMERICA	145	170	137	134	159
EMEA	86	55	55	86	77
METLIFE HOLDINGS	280	327	223	317	299
CORPORATE & OTHER (1)	(219)	(237)	(45)	(193)	(307)
Total adjusted earnings available to common shareholders (1)	$1,326	$1,376	$1,336	$1,424	$1,319

(1) Includes impact of preferred stock dividends of $46 million, $32 million, $57 million, $32 million and $57 million for the three months ended June 30, 2018, September 30, 2018, December 31, 2018, March 31, 2019 and June 30, 2019, respectively.

METLIFE ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY (1), (2)

ADJUSTED RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

U.S.
GROUP BENEFITS	37.3%	52.9%	32.9%	48.6%	44.2%
RETIREMENT AND INCOME SOLUTIONS	22.4%	21.8%	22.9%	19.4%	23.9%
PROPERTY & CASUALTY	13.6%	18.6%	21.4%	19.2%	13.9%
TOTAL U.S.	24.7%	29.3%	25.2%	27.0%	27.3%
ASIA	10.2%	7.5%	7.9%	10.0%	10.1%
LATIN AMERICA	18.5%	21.7%	17.5%	18.1%	21.5%
EMEA	9.9%	6.3%	6.3%	12.3%	11.0%
METLIFE HOLDINGS	11.1%	13.0%	8.9%	13.2%	12.5%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

U.S.	28.6%	33.9%	29.2%	30.7%	31.0%
ASIA	15.4%	11.3%	12.0%	15.2%	15.3%
LATIN AMERICA	30.9%	36.2%	29.1%	29.9%	35.5%
EMEA	16.2%	10.5%	10.5%	22.1%	19.8%
METLIFE HOLDINGS	12.6%	14.6%	10.0%	14.8%	14.0%

(1) Annualized using quarter-to-date results.
(2) Allocated equity and allocated tangible equity are presented below:
		ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)		2018	2019	2018	2019
U.S.
GROUP BENEFITS		$2,797	$2,817
RETIREMENT AND INCOME SOLUTIONS		6,209	5,876
PROPERTY & CASUALTY		1,851	2,020
TOTAL U.S.		$10,857	$10,713	$9,389	$9,447
ASIA		$14,260	$14,274	$9,456	$9,396
LATIN AMERICA		$3,139	$2,965	$1,880	$1,791
EMEA		$3,473	$2,802	$2,176	$1,595
METLIFE HOLDINGS		$10,063	$9,599	$9,066	$8,715

(3) Adjusted earnings available to common shareholders used to calculate the adjusted return on allocated tangible equity excludes the impact of amortization on VODA and VOCRA, net of income tax, as presented below:

	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
U.S.	$1	$1	$1	$1	$1
ASIA	$2	$2	$2	$2	$1
LATIN AMERICA	$—	$—	$—	$—	$—
EMEA	$2	$2	$2	$2	$2
METLIFE HOLDINGS	$5	$5	$4	$5	$5

U.S. STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019

Adjusted revenues
Premiums	$11,302	$6,431	$5,236	$5,567	$6,234	$16,519	$11,801
Universal life and investment-type product policy fees	262	252	281	270	274	520	544
Net investment income	1,719	1,787	1,809	1,719	1,795	3,381	3,514
Other revenues	203	206	208	221	223	407	444
Total adjusted revenues	13,486	8,676	7,534	7,777	8,526	20,827	16,303

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	11,233	6,219	5,175	5,373	6,101	16,371	11,474
Interest credited to policyholder account balances	439	457	487	501	504	846	1,005
Capitalization of DAC	(114)	(116)	(113)	(114)	(127)	(220)	(241)
Amortization of DAC and VOBA	114	128	120	114	117	229	231
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	4	2	4	2	3	6	5
Other expenses	965	982	994	993	1,009	1,926	2,002
Total adjusted expenses	12,641	7,672	6,667	6,869	7,607	19,158	14,476
Adjusted earnings before provision for income tax	845	1,004	867	908	919	1,669	1,827
Provision for income tax expense (benefit)	174	209	182	184	187	345	371
Adjusted earnings	671	795	685	724	732	1,324	1,456
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$671	$795	$685	$724	$732	$1,324	$1,456

Adjusted premiums, fees and other revenues	$11,767	$6,889	$5,725	$6,058	$6,731	$17,446	$12,789
Less: PRT	5,952	1,018	(76)	(2)	556	5,952	554
Adjusted premiums, fees and other revenues, excluding PRT	$5,815	$5,871	$5,801	$6,060	$6,175	$11,494	$12,235

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019

Adjusted revenues
Premiums	$4,051	$3,988	$3,949	$4,208	$4,247	$8,145	$8,455
Universal life and investment-type product policy fees	199	200	202	194	203	402	397
Net investment income	277	296	275	280	292	556	572
Other revenues	128	129	132	143	144	254	287
Total adjusted revenues	4,655	4,613	4,558	4,825	4,886	9,357	9,711

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3,659	3,455	3,577	3,711	3,812	7,403	7,523
Interest credited to policyholder account balances	36	37	39	39	39	69	78
Capitalization of DAC	(8)	(6)	(6)	(8)	(6)	(15)	(14)
Amortization of DAC and VOBA	10	22	10	9	8	21	17
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	—	1	—	1	1	1
Other expenses	622	631	640	641	639	1,260	1,280
Total adjusted expenses	4,320	4,139	4,261	4,392	4,493	8,739	8,885
Adjusted earnings before provision for income tax	335	474	297	433	393	618	826
Provision for income tax expense (benefit)	74	104	67	91	82	139	173
Adjusted earnings	261	370	230	342	311	479	653
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$261	$370	$230	$342	$311	$479	$653

Adjusted premiums, fees and other revenues	$4,378	$4,317	$4,283	$4,545	$4,594	$8,801	$9,139

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019

Adjusted revenues
Premiums	$6,359	$1,535	$373	$461	$1,075	$6,603	$1,536
Universal life and investment-type product policy fees	63	52	79	76	71	118	147
Net investment income	1,400	1,444	1,492	1,395	1,458	2,740	2,853
Other revenues	70	71	71	72	74	142	146
Total adjusted revenues	7,892	3,102	2,015	2,004	2,678	9,603	4,682

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	6,938	2,144	998	1,071	1,647	7,744	2,718
Interest credited to policyholder account balances	403	420	448	462	465	777	927
Capitalization of DAC	(1)	(2)	(7)	(8)	(12)	(6)	(20)
Amortization of DAC and VOBA	6	5	7	5	7	12	12
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	3	2	3	2	2	5	4
Other expenses	107	107	116	114	127	209	241
Total adjusted expenses	7,456	2,676	1,565	1,646	2,236	8,741	3,882
Adjusted earnings before provision for income tax	436	426	450	358	442	862	800
Provision for income tax expense (benefit)	89	87	94	73	91	176	164
Adjusted earnings	347	339	356	285	351	686	636
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$347	$339	$356	$285	$351	$686	$636

Adjusted premiums, fees and other revenues	$6,492	$1,658	$523	$609	$1,220	$6,863	$1,829
Less: PRT	5,952	1,018	(76)	(2)	556	5,952	554
Adjusted premiums, fees and other revenues, excluding PRT	$540	$640	$599	$611	$664	$911	$1,275

U.S. PROPERTY & CASUALTY STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019

Adjusted revenues
Premiums	$892	$908	$914	$898	$912	$1,771	$1,810
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	42	47	42	44	45	85	89
Other revenues	5	6	5	6	5	11	11
Total adjusted revenues	939	961	961	948	962	1,867	1,910

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	636	620	600	591	642	1,224	1,233
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(105)	(108)	(100)	(98)	(109)	(199)	(207)
Amortization of DAC and VOBA	98	101	103	100	102	196	202
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	236	244	238	238	243	457	481
Total adjusted expenses	865	857	841	831	878	1,678	1,709
Adjusted earnings before provision for income tax	74	104	120	117	84	189	201
Provision for income tax expense (benefit)	11	18	21	20	14	30	34
Adjusted earnings	63	86	99	97	70	159	167
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$63	$86	$99	$97	$70	$159	$167

Adjusted premiums, fees and other revenues	$897	$914	$919	$904	$917	$1,782	$1,821

U.S. GROUP BENEFITS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Balance, beginning of period	$18,958	$18,909	$18,904	$18,924	$18,926
Premiums and deposits	4,876	4,784	4,764	5,019	5,081
Surrenders and withdrawals	(617)	(611)	(599)	(597)	(619)
Benefit payments	(3,786)	(3,541)	(3,691)	(3,836)	(3,887)
Net flows	473	632	474	586	575
Net transfers from (to) separate account	—	(1)	(1)	1	—
Interest	142	145	147	145	152
Policy charges	(150)	(147)	(147)	(147)	(150)
Other	(514)	(634)	(453)	(583)	(538)
Balance, end of period	$18,909	$18,904	$18,924	$18,926	$18,965

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Balance, beginning of period	$880	$898	$935	$813	$902
Premiums and deposits	62	63	64	64	64
Surrenders and withdrawals	(16)	(16)	(14)	(18)	(18)
Benefit payments	(1)	(1)	(1)	(1)	(1)
Net flows	45	46	49	45	45
Investment performance	27	44	(117)	101	34
Net transfers from (to) general account	—	1	1	(1)	—
Policy charges	(52)	(53)	(52)	(53)	(54)
Other	(2)	(1)	(3)	(3)	(2)
Balance, end of period	$898	$935	$813	$902	$925

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Direct and allocated expenses	$310	$313	$319	$310	$314
Pension, postretirement and postemployment benefit costs	13	10	8	15	15
Premium taxes, other taxes, and licenses & fees	81	86	83	63	67
Commissions and other variable expenses	218	222	230	253	243
Other expenses, as reported on an adjusted basis	$622	$631	$640	$641	$639

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Group Life (1)
Adjusted premiums, fees and other revenues	$1,741	$1,722	$1,688	$1,804	$1,805
Mortality ratio	87.9%	85.0%	89.4%	85.3%	85.3%
Group Non-Medical Health (2)
Adjusted premiums, fees and other revenues	$1,687	$1,713	$1,742	$1,812	$1,820
Interest adjusted benefit ratio (3)	73.1%	68.1%	73.2%	72.9%	75.4%

(1) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(2) Includes dental, group and individual disability, accident & health, critical illness, vision and other health.

(3) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Balance, beginning of period	$108,096	$113,324	$114,796	$113,653	$115,419
Premiums and deposits	23,118	21,295	15,711	19,068	17,898
Surrenders and withdrawals	(17,158)	(19,576)	(17,014)	(17,356)	(16,582)
Benefit payments	(928)	(1,002)	(998)	(1,035)	(1,021)
Net flows	5,032	717	(2,301)	677	295
Net transfers from (to) separate account	—	—	—	—	—
Interest	969	1,013	1,040	1,052	1,051
Policy charges	(39)	(37)	(10)	(32)	(46)
Other	(734)	(221)	128	69	1,354
Balance, end of period	$113,324	$114,796	$113,653	$115,419	$118,073

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Balance, beginning of period	$76,709	$77,223	$70,396	$70,623	$73,691
Premiums and deposits	2,234	850	2,355	1,088	1,469
Surrenders and withdrawals (1)	(2,133)	(7,370)	(2,276)	(1,164)	(1,780)
Benefit payments	(34)	(17)	(18)	(16)	(29)
Net flows	67	(6,537)	61	(92)	(340)
Investment performance	30	564	(542)	2,741	2,184
Net transfers from (to) general account	—	—	—	—	—
Policy charges	(78)	(74)	(93)	(64)	(75)
Other	495	(780)	801	483	1,136
Balance, end of period	$77,223	$70,396	$70,623	$73,691	$76,596

SYNTHETIC GICS (2)

	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Balance, beginning of period	$14,174	$17,273	$24,244	$25,700	$26,501
Premiums and deposits (1)	3,112	6,956	1,518	776	770
Surrenders and withdrawals	(111)	(113)	(232)	(150)	(236)
Net flows	3,001	6,843	1,286	626	534
Interest	98	128	170	175	184
Balance, end of period	$17,273	$24,244	$25,700	$26,501	$27,219

(1) Includes $747 million, $6,282 million, $930 million, $0 and $102 million of transfers from separate account GICs to synthetic GICs at June 30, 2018, September 30, 2018, December 31, 2018, March 31, 2019 and June 30, 2019, respectively. These transfers are reported as surrenders and withdrawals on the separate account liabilities table and premiums and deposits on the synthetic GICs table.

(2) A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Direct and allocated expenses	$63	$59	$63	$62	$64
Pension, postretirement and postemployment benefit costs	2	2	1	3	3
Premium taxes, other taxes, and licenses & fees	6	5	11	5	9
Commissions and other variable expenses	36	41	41	44	51
Other expenses, as reported on an adjusted basis	$107	$107	$116	$114	$127

SPREAD

	For the Three Months Ended
Unaudited	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Investment income yield excluding variable investment income	4.73%	4.70%	4.80%	4.52%	4.50%
Variable investment income yield	0.16%	0.21%	0.27%	0.15%	0.35%
Total investment income yield	4.89%	4.91%	5.07%	4.67%	4.85%
Average crediting rate	3.60%	3.66%	3.77%	3.71%	3.66%
Annualized general account spread	1.29%	1.25%	1.30%	0.96%	1.19%

Annualized general account spread excluding variable investment income yield	1.13%	1.04%	1.03%	0.81%	0.84%

U.S. PROPERTY & CASUALTY
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Direct and allocated expenses	$103	$110	$109	$105	$100
Pension, postretirement and postemployment benefit costs	4	4	3	2	2
Premium taxes, other taxes, and licenses & fees	26	26	24	22	27
Commissions and other variable expenses	103	104	102	109	114
Other expenses, as reported on an adjusted basis	$236	$244	$238	$238	$243

NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA
	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Net Written Premiums by Product
Auto	$611	$632	$588	$588	$615
Homeowners & Other	330	339	307	277	347
Total	$941	$971	$895	$865	$962
Selected Financial Information and Supplemental Data (1)
Total Property & Casualty
Net earned premium	$892	$908	$914	$898	$912
Loss and loss adjustment expense ratio	71.3%	68.2%	65.6%	65.5%	70.4%
Other expense ratio	25.5%	25.8%	26.2%	26.7%	25.7%
Total combined ratio	96.8%	94.0%	91.8%	92.2%	96.1%

Effect of catastrophe losses	12.1%	5.4%	2.7%	4.6%	8.6%
Combined ratio excluding catastrophes	84.7%	88.6%	89.1%	87.6%	87.5%
Prior year development	(0.4)%	(0.3)%	(0.6)%	(0.3)%	(0.6)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	85.1%	88.9%	89.7%	87.9%	88.1%
Auto
Net earned premium	$591	$599	$603	$591	$598
Loss and loss adjustment expense ratio	66.1%	70.0%	74.0%	67.7%	67.8%
Other expense ratio	25.1%	25.5%	25.5%	26.6%	25.2%
Total combined ratio	91.2%	95.5%	99.5%	94.3%	93.0%

Effect of catastrophe losses	0.9%	1.5%	—%	0.4%	1.7%
Combined ratio excluding catastrophes	90.3%	94.0%	99.5%	93.9%	91.3%
Prior year development	(0.3)%	(0.4)%	(0.1)%	(0.4)%	(0.7)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	90.6%	94.4%	99.6%	94.3%	92.0%
Homeowners & Other
Net earned premium	$301	$309	$311	$307	$314
Loss and loss adjustment expense ratio	81.4%	64.7%	49.4%	61.3%	75.4%
Other expense ratio	26.5%	26.5%	27.5%	27.0%	26.7%
Total combined ratio	107.9%	91.2%	76.9%	88.3%	102.1%

Effect of catastrophe losses	34.1%	12.9%	8.0%	12.5%	21.6%
Combined ratio excluding catastrophes	73.8%	78.3%	68.9%	75.8%	80.5%
Prior year development	(0.6)%	(0.2)%	(1.5)%	(0.1)%	(0.2)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	74.4%	78.5%	70.4%	75.9%	80.7%
Catastrophe Losses Before Provision for Income Tax
Auto	$5	$9	$—	$2	$10
Homeowners & Other	103	40	25	39	68
Total	$108	$49	$25	$41	$78

(1) This selected financial information and supplemental data are presented and calculated based on general industry standards.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019

Adjusted revenues
Premiums	$1,654	$1,689	$1,675	$1,699	$1,631	$3,402	$3,330
Universal life and investment-type product policy fees	399	428	409	406	419	793	825
Net investment income	839	830	853	880	944	1,634	1,824
Other revenues	13	12	11	16	13	28	29
Total adjusted revenues	2,905	2,959	2,948	3,001	3,007	5,857	6,008

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,237	1,354	1,392	1,319	1,279	2,580	2,598
Interest credited to policyholder account balances	362	381	371	403	424	713	827
Capitalization of DAC	(495)	(478)	(477)	(479)	(472)	(960)	(951)
Amortization of DAC and VOBA	313	366	309	307	312	627	619
Amortization of negative VOBA	(12)	(4)	(8)	(9)	(7)	(27)	(16)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	976	943	969	955	955	1,928	1,910
Total adjusted expenses	2,381	2,562	2,556	2,496	2,491	4,861	4,987
Adjusted earnings before provision for income tax	524	397	392	505	516	996	1,021
Provision for income tax expense (benefit)	161	131	111	149	157	306	306
Adjusted earnings	363	266	281	356	359	690	715
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$363	$266	$281	$356	$359	$690	$715

Adjusted premiums, fees and other revenues	$2,066	$2,129	$2,095	$2,121	$2,063	$4,223	$4,184

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Adjusted premiums, fees and other revenues	$2,066	$2,129	$2,095	$2,121	$2,063

Adjusted premiums, fees and other revenues, on a constant currency basis	$2,020	$2,132	$2,119	$2,122	$2,063
Add: Operating joint ventures, on a constant currency basis (1), (2)	211	219	255	248	283
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,231	$2,351	$2,374	$2,370	$2,346

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Direct and allocated expenses	$334	$325	$336	$324	$332
Pension, postretirement and postemployment benefit costs	20	20	22	23	23
Premium taxes, other taxes, and licenses & fees	44	40	44	43	43
Commissions and other variable expenses	578	558	567	565	557
Other expenses, as reported on an adjusted basis	$976	$943	$969	$955	$955
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$481	$465	$492	$476	$483

Other expenses, as reported on an adjusted basis, on a constant currency basis	$955	$947	$979	$951	$955
Add: Operating joint ventures, on a constant currency basis (1), (2)	89	94	109	106	109
Other expenses, as reported on an adjusted basis, including operating joint ventures, on a constant currency basis	$1,044	$1,041	$1,088	$1,057	$1,064
Other expenses, as reported on an adjusted basis, including operating joint ventures, net of capitalization of DAC, on a constant currency basis	$524	$524	$561	$542	$554

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Japan:
Life	$165	$165	$183	$174	$163
Accident & Health	93	105	101	113	103
Annuities	199	180	126	178	135
Other	2	1	2	1	2
Total Japan	459	451	412	466	403
Other Asia	213	259	217	228	202
Total sales	$672	$710	$629	$694	$605

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Adjusted earnings available to common shareholders	$363	$266	$281	$356	$359
Adjusted earnings available to common shareholders, on a constant currency basis	$352	$263	$279	$355	$359

(1) Adjusted premiums, universal life and investment-type product policy fees, other revenues and other expenses are reported as part of net investment income on the statement of adjusted earnings available to common shareholders for operating joint ventures.

(2) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam.

ASIA

GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Total investments	$110,435	$111,719	$115,433	$121,224	$127,178
Add:
Cash and cash equivalents	3,623	2,510	3,126	3,264	3,406
FVA - mortgage loans	52	—	(47)	203	359
FVA - real estate and real estate joint ventures	518	507	529	533	694
Less:
Policy loans	1,607	1,599	1,654	1,644	1,656
Other invested assets (including operating joint ventures)	418	739	334	59	26
Contractholder-directed equity securities and fair value option securities	2,350	2,301	2,096	2,148	2,146
GA AUM	110,253	110,097	114,957	121,373	127,809
Less FVA:
Unrealized gains (losses) on investments carried at estimated fair value	5,580	4,942	5,745	8,417	10,747
Mortgage loans	52	—	(47)	203	359
Real estate and real estate joint ventures	518	507	529	533	694
GA AUM (excluding FVA)	$104,103	$104,648	$108,730	$112,220	$116,009

GA AUM (excluding FVA), on a constant currency basis	$104,378	$106,514	$109,378	$113,328	$116,009
Add: Operating joint ventures, on a constant currency basis (1)	3,485	3,738	3,903	4,079	4,249
GA AUM (excluding FVA), including operating joint ventures, on a constant currency basis	$107,863	$110,252	$113,281	$117,407	$120,258

(1) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are reported in other invested assets a component of total investments.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019

Adjusted revenues
Premiums	$688	$692	$681	$646	$773	$1,387	$1,419
Universal life and investment-type product policy fees	275	229	264	284	280	557	564
Net investment income	327	339	297	296	360	603	656
Other revenues	9	7	11	12	11	17	23
Total adjusted revenues	1,299	1,267	1,253	1,238	1,424	2,564	2,662

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	660	670	626	597	790	1,306	1,387
Interest credited to policyholder account balances	95	102	99	94	86	193	180
Capitalization of DAC	(91)	(97)	(95)	(94)	(100)	(185)	(194)
Amortization of DAC and VOBA	71	5	73	78	79	131	157
Amortization of negative VOBA	—	(1)	—	—	—	—	—
Interest expense on debt	1	2	1	1	1	3	2
Other expenses	363	351	369	366	352	701	718
Total adjusted expenses	1,099	1,032	1,073	1,042	1,208	2,149	2,250
Adjusted earnings before provision for income tax	200	235	180	196	216	415	412
Provision for income tax expense (benefit)	55	65	43	62	57	130	119
Adjusted earnings	145	170	137	134	159	285	293
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$145	$170	$137	$134	$159	$285	$293

Adjusted premiums, fees and other revenues	$972	$928	$956	$942	$1,064	$1,961	$2,006

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Direct and allocated expenses	$142	$128	$148	$148	$134
Pension, postretirement and postemployment benefit costs	1	1	1	1	1
Premium taxes, other taxes, and licenses & fees	15	16	18	15	14
Commissions and other variable expenses	205	206	202	202	203
Other expenses, as reported on an adjusted basis	$363	$351	$369	$366	$352
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$272	$254	$274	$272	$252
Other expenses, as reported on an adjusted basis, on a constant currency basis	$336	$345	$372	$361	$352
Other expenses, as reported on an adjusted basis, net of capitalization of DAC, on a constant currency basis	$250	$250	$276	$268	$252

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Mexico	$79	$76	$85	$110	$84
Chile	78	84	81	74	95
All other	45	45	58	38	51
Total sales	$202	$205	$224	$222	$230

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Adjusted premiums, fees and other revenues	$972	$928	$956	$942	$1,064
Adjusted earnings available to common shareholders	$145	$170	$137	$134	$159

Adjusted premiums, fees and other revenues, on a constant currency basis	$922	$911	$968	$932	$1,064
Adjusted earnings available to common shareholders, on a constant currency basis	$135	$166	$140	$132	$159

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019

Adjusted revenues
Premiums	$546	$514	$520	$542	$551	$1,097	$1,093
Universal life and investment-type product policy fees	107	105	107	103	105	219	208
Net investment income	73	73	72	74	73	148	147
Other revenues	20	15	15	14	13	36	27
Total adjusted revenues	746	707	714	733	742	1,500	1,475

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	286	281	266	284	292	580	576
Interest credited to policyholder account balances	26	24	25	24	23	51	47
Capitalization of DAC	(121)	(109)	(120)	(117)	(126)	(239)	(243)
Amortization of DAC and VOBA	108	110	110	92	107	214	199
Amortization of negative VOBA	(4)	(2)	(3)	(1)	(3)	(10)	(4)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	339	333	355	338	350	690	688
Total adjusted expenses	634	637	633	620	643	1,286	1,263
Adjusted earnings before provision for income tax	112	70	81	113	99	214	212
Provision for income tax expense (benefit)	26	15	26	27	22	47	49
Adjusted earnings	86	55	55	86	77	167	163
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$86	$55	$55	$86	$77	$167	$163

Adjusted premiums, fees and other revenues	$673	$634	$642	$659	$669	$1,352	$1,328

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Direct and allocated expenses	$113	$127	$135	$122	$128
Pension, postretirement and postemployment benefit costs	3	2	2	1	2
Premium taxes, other taxes, and licenses & fees	6	10	10	8	7
Commissions and other variable expenses	217	194	208	207	213
Other expenses, as reported on an adjusted basis	$339	$333	$355	$338	$350
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$218	$224	$235	$221	$224
Other expenses, as reported on an adjusted basis, on a constant currency basis	$322	$327	$352	$335	$350
Other expenses, as reported on an adjusted basis, net of capitalization of DAC, on a constant currency basis	$208	$220	$233	$219	$224

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Adjusted premiums, fees and other revenues	$673	$634	$642	$659	$669
Adjusted earnings available to common shareholders	$86	$55	$55	$86	$77

Adjusted premiums, fees and other revenues, on a constant currency basis	$637	$623	$638	$653	$669
Adjusted earnings available to common shareholders, on a constant currency basis	$77	$54	$54	$85	$77
Total sales on a constant currency basis	$211	$183	$198	$252	$223

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019

Adjusted revenues
Premiums	$957	$949	$1,023	$927	$924	$1,907	$1,851
Universal life and investment-type product policy fees	301	286	317	274	286	615	560
Net investment income	1,329	1,375	1,323	1,287	1,338	2,681	2,625
Other revenues	68	70	45	67	65	135	132
Total adjusted revenues	2,655	2,680	2,708	2,555	2,613	5,338	5,168

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,706	1,766	1,811	1,648	1,703	3,256	3,351
Interest credited to policyholder account balances	235	238	235	226	227	471	453
Capitalization of DAC	(10)	(8)	(8)	(6)	(8)	(20)	(14)
Amortization of DAC and VOBA	101	13	118	63	80	201	143
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	2	3	2	2	4	4
Other expenses	275	264	266	227	237	551	464
Total adjusted expenses	2,309	2,275	2,425	2,160	2,241	4,463	4,401
Adjusted earnings before provision for income tax	346	405	283	395	372	875	767
Provision for income tax expense (benefit)	66	78	60	78	73	170	151
Adjusted earnings	280	327	223	317	299	705	616
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$280	$327	$223	$317	$299	$705	$616

Adjusted premiums, fees and other revenues	$1,326	$1,305	$1,385	$1,268	$1,275	$2,657	$2,543

METLIFE HOLDINGS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Balance, beginning of period	$79,992	$80,103	$80,258	$80,734	$80,645
Premiums and deposits (2), (3)	1,200	1,234	1,321	1,195	1,167
Surrenders and withdrawals	(602)	(628)	(627)	(617)	(607)
Benefit payments	(703)	(747)	(721)	(843)	(736)
Net flows	(105)	(141)	(27)	(265)	(176)
Net transfers from (to) separate account	12	19	4	12	14
Interest	816	821	827	823	826
Policy charges	(193)	(192)	(196)	(191)	(189)
Other	(419)	(352)	(132)	(468)	(290)
Balance, end of period	$80,103	$80,258	$80,734	$80,645	$80,830

ANNUITIES	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Balance, beginning of period	$20,419	$20,153	$19,925	$19,784	$19,371
Premiums and deposits (2), (3)	110	97	99	111	106
Surrenders and withdrawals	(397)	(424)	(525)	(497)	(414)
Benefit payments	(171)	(145)	(149)	(173)	(160)
Net flows	(458)	(472)	(575)	(559)	(468)
Net transfers from (to) separate account	60	89	74	89	110
Interest	149	151	145	141	139
Policy charges	(5)	(4)	(4)	(4)	(4)
Other	(12)	8	219	(80)	161
Balance, end of period	$20,153	$19,925	$19,784	$19,371	$19,309

SEPARATE ACCOUNT LIABILITIES

LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Balance, beginning of period	$5,167	$5,254	$5,450	$4,660	$5,220
Premiums and deposits (3)	66	65	66	67	63
Surrenders and withdrawals	(66)	(66)	(56)	(59)	(62)
Benefit payments	(8)	(8)	(21)	(8)	(9)
Net flows	(8)	(9)	(11)	—	(8)
Investment performance	200	294	(713)	638	241
Net transfers from (to) general account	(12)	(19)	(4)	(12)	(14)
Policy charges	(67)	(66)	(67)	(65)	(66)
Other	(26)	(4)	5	(1)	(5)
Balance, end of period	$5,254	$5,450	$4,660	$5,220	$5,368

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Balance, beginning of period	$43,958	$43,241	$43,128	$37,549	$40,136
Premiums and deposits (3)	108	80	90	92	91
Surrenders and withdrawals	(1,201)	(1,149)	(1,131)	(978)	(1,126)
Benefit payments	(106)	(101)	(94)	(100)	(106)
Net flows	(1,199)	(1,170)	(1,135)	(986)	(1,141)
Investment performance	766	1,369	(4,157)	3,854	1,574
Net transfers from (to) general account	(60)	(89)	(74)	(89)	(110)
Policy charges	(225)	(221)	(213)	(191)	(205)
Other	1	(2)	—	(1)	1
Balance, end of period	$43,241	$43,128	$37,549	$40,136	$40,255

(1) Long-Term Care and Japan reinsurance are reported as part of "Other" within Life & Other.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Includes company-sponsored internal exchanges.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Direct and allocated expenses	$181	$175	$182	$146	$154
Pension, postretirement and postemployment benefit costs	7	6	5	8	8
Premium taxes, other taxes, and licenses & fees	19	20	15	18	18
Commissions and other variable expenses	68	63	64	55	57
Other expenses, as reported on an adjusted basis	$275	$264	$266	$227	$237

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Unaudited (In millions, except ratios)

Life (1)
Adjusted premiums, fees and other revenues	$881	$872	$964	$849	$851
Interest adjusted benefit ratio	52.6%	64.6%	58.0%	50.0%	53.9%

Lapse Ratio (2)
Traditional life	4.9%	5.0%	5.2%	4.8%	4.8%
Variable & universal life	4.3%	4.4%	4.4%	4.3%	4.2%
Fixed annuity	7.3%	7.6%	8.6%	10.2%	10.7%
Variable annuity	9.5%	10.0%	10.2%	10.1%	10.2%

(1) Represents traditional life and variable & universal life, components of Life & Other.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019
Adjusted revenues
Premiums	$6	$(33)	$132	$24	$16	$19	$40
Universal life and investment-type product policy fees	—	—	—	1	—	—	1
Net investment income	40	58	21	25	44	99	69
Other revenues	79	86	87	94	82	160	176
Total adjusted revenues	125	111	240	144	142	278	286

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3	(38)	118	20	18	—	38
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(3)	(2)	(1)	(2)	(4)	(5)	(6)
Amortization of DAC and VOBA	1	2	1	1	2	3	3
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	272	246	234	229	268	552	497
Other expenses	259	314	102	222	289	491	511
Total adjusted expenses	532	522	454	470	573	1,041	1,043
Adjusted earnings before provision for income tax	(407)	(411)	(214)	(326)	(431)	(763)	(757)
Provision for income tax expense (benefit)	(234)	(206)	(226)	(165)	(181)	(393)	(346)
Adjusted earnings	(173)	(205)	12	(161)	(250)	(370)	(411)
Preferred stock dividends	46	32	57	32	57	52	89
Adjusted earnings available to common shareholders	$(219)	$(237)	$(45)	$(193)	$(307)	$(422)	$(500)

Adjusted premiums, fees and other revenues	$85	$53	$219	$119	$98	$179	$217

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019

Business activities	$12	$13	$10	$13	$12	$18	$25
Net investment income	50	107	49	29	46	107	75
Interest expense on debt	(282)	(256)	(245)	(239)	(280)	(575)	(519)
Corporate initiatives and projects	(97)	(132)	(137)	(100)	(117)	(136)	(217)
Other	(90)	(101)	(90)	(29)	(92)	(177)	(121)
Provision for income tax expense (benefit) and other tax-related items	234	164	425	165	181	393	346
Preferred stock dividends	(46)	(32)	(57)	(32)	(57)	(52)	(89)
Adjusted earnings available to common shareholders	$(219)	$(237)	$(45)	$(193)	$(307)	$(422)	$(500)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Fixed Maturity Securities
Yield (1)	4.30%	4.30%	4.23%	4.23%	4.30%
Investment income (2), (3), (4)	$2,945	$2,980	$2,914	$2,902	$2,975
Investment gains (losses) (3)	(46)	106	40	(24)	138
Ending carrying value (2), (3)	306,991	305,520	299,136	309,368	319,696
Mortgage Loans
Yield (1)	4.59%	4.80%	4.72%	4.73%	4.82%
Investment income (4)	815	859	874	912	943
Investment gains (losses)	(15)	4	(24)	(15)	14
Ending carrying value	70,852	72,461	75,752	78,601	77,997
Real Estate and Real Estate Joint Ventures
Yield (1)	4.46%	3.67%	2.83%	2.04%	3.62%
Investment income (3)	109	90	70	50	92
Investment gains (losses) (3)	89	40	172	5	1
Ending carrying value	9,741	9,977	9,698	10,022	10,326
Policy Loans
Yield (1)	5.21%	5.35%	5.16%	5.28%	5.34%
Investment income	127	130	125	128	129
Ending carrying value	9,702	9,703	9,699	9,670	9,705
Equity Securities
Yield (1)	4.94%	4.74%	6.09%	5.43%	5.15%
Investment income	15	14	19	16	16
Investment gains (losses)	34	18	(96)	107	(2)
Ending carrying value	1,483	1,479	1,440	1,432	1,476
Other Limited Partnership Interests
Yield (1)	9.48%	14.86%	12.47%	7.59%	14.28%
Investment income (3)	141	229	203	127	247
Investment gains (losses) (3)	8	1	—	(1)	1
Ending carrying value	5,985	6,374	6,613	6,787	7,054
Cash and Short-term Investments
Yield (1)	2.30%	2.79%	2.67%	3.08%	2.39%
Investment income	61	71	66	79	65
Investment gains (losses)	1	(5)	2	—	(5)
Ending carrying value	20,165	17,721	19,758	19,030	21,246
Other Invested Assets (1)
Investment income (3)	231	211	217	203	225
Investment gains (losses) (3)	(58)	17	5	(67)	(38)
Ending carrying value	17,017	16,336	18,190	18,175	20,036
Total Investments
Investment income yield (1)	4.54%	4.65%	4.54%	4.44%	4.66%
Investment fees and expenses yield	(0.12)%	(0.12)%	(0.12)%	(0.14)%	(0.14)%
Net Investment Income Yield (1), (3)	4.42%	4.53%	4.42%	4.30%	4.52%
Investment income	$4,444	$4,584	$4,488	$4,417	$4,692
Investment fees and expenses	(117)	(121)	(113)	(136)	(138)
Net investment income including Divested businesses	4,327	4,463	4,375	4,281	4,554
Less: Net investment income from Divested businesses	—	1	—	—	—
Net Investment Income, as reported on an adjusted basis (3)	$4,327	$4,462	$4,375	$4,281	$4,554
Ending Carrying Value (3)	$441,936	$439,571	$440,286	$453,085	$467,536
Gross investment gains	$324	$443	$569	$375	$328
Gross investment losses	(310)	(232)	(440)	(271)	(189)
Writedowns	(1)	(30)	(30)	(99)	(30)
Investment Portfolio Gains (Losses) (3)	13	181	99	5	109
Investment portfolio gains (losses) income tax (expense) benefit	(39)	(77)	(10)	(17)	(26)
Investment Portfolio Gains (Losses), Net of Income Tax	$(26)	$104	$89	$(12)	$83

Derivative gains (losses) (3)	$(172)	$(497)	$824	$15	$614
Derivative gains (losses) income tax (expense) benefit	57	125	(201)	(18)	(150)
Derivative Gains (Losses), Net of Income Tax	$(115)	$(372)	$623	$(3)	$464

(1) This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. We calculate yields using investment income, as reported on an adjusted basis, as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed equity securities. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2) Fixed maturity securities includes $660 million, $680 million, $871 million, $958 million and $1,007 million in ending carrying value, and $8 million, $11 million, $26 million, $55 million and $38 million of investment income related to fair value option securities at or for the three months ended June 30, 2018, September 30, 2018, December 31, 2018, March 31, 2019 and June 30, 2019, respectively.

(3) The following yield table line items differ from their respective most directly comparable GAAP financial measure as indicated: A) Fixed maturity securities, which includes contractholder-directed equity securities and fair value option securities, ending carrying value excludes (i) contractholder-directed equity securities of $13,182 million, $12,855 million, $11,741 million, $12,284 million and $11,990 million and (ii) the effects of consolidating under GAAP certain VIEs that are treated as CSEs of $6 million, $5 million, $4 million, $3 million and $3 million at June 30, 2018, September 30, 2018, December 31, 2018, March 31, 2019 and June 30, 2019, respectively; B) Net investment income, as reported on an adjusted basis, reflects the adjustments as presented on Page 5; C) Investment portfolio gains (losses), reflects the non-GAAP adjustments as presented below; and D) Derivative gains (losses), reflects the non-GAAP adjustments as presented below:

	For the Three Months Ended
	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Net investment gains (losses) - GAAP basis	$(227)	$117	$145	$15	$61
Less: Operating joint venture adjustments	—	—	—	—	—
Less: Partnerships at fair value	(1)	12	6	(15)	3
Less: Other gains (losses) reported in net investment gains (losses) on GAAP basis	(239)	(76)	40	25	(51)
Investment portfolio gains (losses) - in above yield table	$13	$181	$99	$5	$109

	For the Three Months Ended
	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Net derivative gains (losses) - GAAP basis	$(59)	$(378)	$939	$115	$724
Less: Investment hedge adjustments	119	125	121	105	118
Less: Settlement of foreign currency earnings hedges	(5)	(5)	(5)	(2)	(2)
Less: PAB hedge adjustments	(1)	(1)	(1)	(3)	(6)
Derivative gains (losses) - in above yield table	$(172)	$(497)	$824	$15	$614

(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Fixed Maturity Securities
Yield (1)	4.24%	4.26%	4.26%	4.23%	4.27%
Investment income (2), (3), (4)	$5,784	$8,764	$11,678	$2,902	$5,877
Investment gains (losses) (3)	(141)	(35)	5	(24)	114
Ending carrying value (2), (3)	306,991	305,520	299,136	309,368	319,696
Mortgage Loans
Yield (1)	4.56%	4.64%	4.66%	4.73%	4.77%
Investment income (4)	1,607	2,466	3,340	912	1,855
Investment gains (losses)	(36)	(32)	(56)	(15)	(1)
Ending carrying value	70,852	72,461	75,752	78,601	77,997
Real Estate and Real Estate Joint Ventures
Yield (1)	3.93%	3.84%	3.59%	2.04%	2.84%
Investment income (3)	192	282	352	50	142
Investment gains (losses) (3)	114	154	326	5	6
Ending carrying value	9,741	9,977	9,698	10,022	10,326
Policy Loans
Yield (1)	5.16%	5.23%	5.21%	5.28%	5.31%
Investment income	251	381	506	128	257
Ending carrying value	9,702	9,703	9,699	9,670	9,705
Equity Securities
Yield (1)	4.28%	4.41%	4.79%	5.43%	5.29%
Investment income	31	45	64	16	32
Investment gains (losses)	3	21	(75)	107	105
Ending carrying value	1,483	1,479	1,440	1,432	1,476
Other Limited Partnership Interests
Yield (1)	12.26%	13.15%	12.97%	7.59%	10.99%
Investment income (3)	360	589	792	127	374
Investment gains (losses) (3)	8	9	9	(1)	—
Ending carrying value	5,985	6,374	6,613	6,787	7,054
Cash and Short-term Investments
Yield (1)	2.09%	2.33%	2.41%	3.08%	2.73%
Investment income	107	178	244	79	144
Investment gains (losses)	(3)	(8)	(6)	—	(5)
Ending carrying value	20,165	17,721	19,758	19,030	21,246
Other Invested Assets (1)
Investment income (3)	459	670	887	203	428
Investment gains (losses) (3)	(184)	(167)	(162)	(67)	(105)
Ending carrying value	17,017	16,336	18,190	18,175	20,036
Total Investments
Investment income yield (1)	4.52%	4.57%	4.56%	4.44%	4.55%
Investment fees and expenses yield	(0.13)%	(0.13)%	(0.12)%	(0.14)%	(0.14)%
Net Investment Income Yield (1), (3)	4.39%	4.44%	4.44%	4.30%	4.41%
Investment income	$8,791	$13,375	$17,863	$4,417	$9,109
Investment fees and expenses	(245)	(366)	(479)	(136)	(274)
Net investment income including Divested businesses	8,546	13,009	17,384	4,281	8,835
Less: Net investment income from Divested businesses	—	1	1	—	—
Net Investment Income, as reported on an adjusted basis (3)	$8,546	$13,008	$17,383	$4,281	$8,835
Ending Carrying Value (3)	$441,936	$439,571	$440,286	$453,085	$467,536
Gross investment gains	$487	$930	$1,499	$375	$703
Gross investment losses	(607)	(839)	(1,279)	(271)	(460)
Writedowns	(119)	(149)	(179)	(99)	(129)
Investment Portfolio Gains (Losses) (3)	(239)	(58)	41	5	114
Investment portfolio gains (losses) income tax (expense) benefit	12	(65)	(75)	(17)	(43)
Investment Portfolio Gains (Losses), Net of Income Tax	$(227)	$(123)	$(34)	$(12)	$71

Derivative gains (losses) (3)	$72	$(425)	$399	$15	$629
Derivative gains (losses) income tax (expense) benefit	(27)	98	(103)	(18)	(168)
Derivative Gains (Losses), Net of Income Tax	$45	$(327)	$296	$(3)	$461

(1) This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. We calculate yields using investment income, as reported on an adjusted basis, as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed equity securities. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2) Fixed maturity securities includes $660 million, $680 million, $871 million, $958 million and $1,007 million in ending carrying value, and $14 million, $25 million, $51 million, $55 million and $93 million of investment income related to fair value option securities at or for the year-to-date period ended June 30, 2018, September 30, 2018, December 31, 2018, March 31, 2019 and June 30, 2019, respectively.

(3) The following yield table line items differ from their respective most directly comparable GAAP financial measure as indicated: A) Fixed maturity securities, which includes contractholder-directed equity securities and fair value option securities, ending carrying value excludes (i) contractholder-directed equity securities of $13,182 million, $12,855 million, $11,741 million, $12,284 million and $11,990 million and (ii) the effects of consolidating under GAAP certain VIEs that are treated as CSEs of $6 million, $5 million, $4 million, $3 million and $3 million at June 30,2018, September 30, 2018, December 31, 2018, March 31, 2019 and June 30, 2019, respectively; B) Net investment income, as reported on an adjusted basis, reflects the adjustments as presented on Page 5; C) Investment portfolio gains (losses), reflects the non-GAAP adjustments as presented below; and D) Derivative gains (losses), reflects the non-GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Net investment gains (losses) - GAAP basis	$(560)	$(443)	$(298)	$15	$76
Less: Operating joint venture adjustments	(1)	(1)	(1)	—	—
Less: Partnerships at fair value	(6)	6	12	(15)	(12)
Less: Other gains (losses) reported in net investment gains (losses) on GAAP basis	(314)	(390)	(350)	25	(26)
Investment portfolio gains (losses) - in above yield table	$(239)	$(58)	$41	$5	$114

	For the Year-to-Date Period Ended
	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Net derivative gains (losses) - GAAP basis	$290	$(88)	$851	$115	$839
Less: Investment hedge adjustments	229	354	475	105	223
Less: Settlement of foreign currency earnings hedges	(9)	(14)	(19)	(2)	(4)
Less: PAB hedge adjustments	(2)	(3)	(4)	(3)	(9)
Derivative gains (losses) - in above yield table	$72	$(425)	$399	$15	$629

(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		June 30, 2018		September 30, 2018		December 31, 2018		March 31, 2019		June 30, 2019
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$84,026	27.5%	$83,795	27.5%	$78,948	26.4%	$80,146	26.0%	$83,712	26.3%
Foreign government securities		61,682	20.1%	60,472	19.8%	62,288	20.9%	64,955	21.1%	67,554	21.2%
Foreign corporate securities		54,277	17.7%	54,220	17.8%	56,703	19.0%	59,945	19.4%	62,398	19.6%
U.S. government and agency securities		45,387	14.8%	45,572	14.9%	39,322	13.2%	41,008	13.3%	40,003	12.6%
Residential mortgage-backed securities		27,845	9.1%	27,658	9.1%	27,961	9.4%	28,360	9.2%	29,049	9.1%
Asset-backed securities		12,866	4.2%	12,815	4.2%	12,472	4.2%	12,631	4.1%	13,712	4.3%
Municipals		12,026	3.9%	11,600	3.8%	11,533	3.9%	11,898	3.8%	12,255	3.8%
Commercial mortgage-backed securities		8,222	2.7%	8,708	2.9%	9,038	3.0%	9,467	3.1%	10,006	3.1%
Total Fixed Maturity Securities Available-For-Sale		$306,331	100.0%	$304,840	100.0%	$298,265	100.0%	$308,410	100.0%	$318,689	100.0%

NAIC	NRSRO
DESIGNATION	RATING
1	Aaa / Aa / A	$215,582	70.4%	$213,898	70.2%	$208,806	70.0%	$216,343	70.1%	$223,594	70.2%
2	Baa	73,442	24.0%	74,059	24.3%	73,141	24.5%	75,769	24.6%	78,943	24.8%
3	Ba	11,189	3.6%	11,042	3.6%	11,158	3.7%	11,350	3.7%	11,490	3.6%
4	B	5,268	1.7%	5,062	1.7%	4,498	1.6%	4,324	1.4%	4,176	1.3%
5	Caa and lower	826	0.3%	755	0.2%	647	0.2%	591	0.2%	451	0.1%
6	In or near default	24	—%	24	—%	15	—%	33	—%	35	—%
Total Fixed Maturity Securities Available-For-Sale (1)		$306,331	100.0%	$304,840	100.0%	$298,265	100.0%	$308,410	100.0%	$318,689	100.0%

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (2)

		June 30, 2018		September 30, 2018		December 31, 2018		March 31, 2019		June 30, 2019
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%		$4,557	95.0%	$4,924	94.4%	$5,340	89.7%	$2,563	91.2%	$1,542	80.6%
20% or more for less than six months		174	3.6%	214	4.1%	460	7.7%	135	4.8%	215	11.2%
20% or more for six months or greater		67	1.4%	77	1.5%	155	2.6%	113	4.0%	156	8.2%
Total Gross Unrealized Losses		$4,798	100.0%	$5,215	100.0%	$5,955	100.0%	$2,811	100.0%	$1,913	100.0%

Total Gross Unrealized Gains		$18,872		$16,787		$17,404		$22,662		$29,373

(1) Amounts presented are based on ratings of NRSRO and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for certain structured securities described below. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities and commercial mortgage-backed securities) held by MetLife, Inc.'s insurance subsidiaries that maintain the NAIC statutory basis of accounting reflect designations based on revised NAIC methodologies. The NAIC's present methodology is to evaluate certain structured securities held by insurers using the revised NAIC methodologies on an annual basis. An internally developed designation is used until a final designation becomes available from the NAIC annual review. These revised NAIC designations may not correspond to NRSRO ratings.

(2) MetLife's review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for six months or greater.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	June 30, 2018		September 30, 2018		December 31, 2018		March 31, 2019		June 30, 2019

Commercial mortgage loans	$46,075		$47,460		$48,463		$49,960		$49,570
Agricultural mortgage loans	13,293		13,677		14,905		15,130		15,334
Residential mortgage loans	11,809		11,660		12,726		13,861		13,450
Total Mortgage Loans	71,177		72,797		76,094		78,951		78,354
Valuation allowances	(325)		(336)		(342)		(350)		(357)
Total Mortgage Loans, net	$70,852		$72,461		$75,752		$78,601		$77,997

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	June 30, 2018		September 30, 2018		December 31, 2018		March 31, 2019		June 30, 2019
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$10,695	23.2%	$10,878	22.9%	$10,884	22.5%	$10,683	21.4%	$10,511	21.2%
Non-U.S.	8,869	19.2%	9,497	20.0%	9,281	19.1%	9,727	19.5%	9,463	19.1%
Middle Atlantic	7,455	16.2%	7,434	15.7%	7,911	16.3%	7,873	15.7%	7,952	16.0%
South Atlantic	5,534	12.0%	5,789	12.2%	6,347	13.1%	6,427	12.9%	6,459	13.0%
West South Central	3,775	8.2%	4,001	8.4%	3,951	8.1%	4,299	8.6%	4,386	8.9%
East North Central	2,573	5.6%	2,768	5.8%	2,840	5.9%	3,269	6.5%	3,245	6.6%
Mountain	1,364	3.0%	1,378	2.9%	1,387	2.9%	1,501	3.0%	1,729	3.5%
New England	1,127	2.4%	1,141	2.4%	1,481	3.1%	1,479	3.0%	1,628	3.3%
West North Central	598	1.3%	596	1.3%	594	1.2%	594	1.2%	593	1.2%
East South Central	968	2.1%	1,072	2.3%	564	1.2%	563	1.1%	563	1.1%
Multi-Region and Other	3,117	6.8%	2,906	6.1%	3,223	6.6%	3,545	7.1%	3,041	6.1%
Total	$46,075	100.0%	$47,460	100.0%	$48,463	100.0%	$49,960	100.0%	$49,570	100.0%

Office	$23,295	50.5%	$24,096	50.8%	$23,995	49.5%	$24,514	49.1%	$23,755	47.9%
Retail	8,462	18.4%	8,701	18.3%	9,089	18.7%	9,387	18.8%	9,577	19.3%
Apartment	6,397	13.9%	6,416	13.5%	7,018	14.5%	6,943	13.9%	6,960	14.1%
Industrial	3,736	8.1%	3,775	8.0%	3,719	7.7%	3,761	7.5%	3,748	7.6%
Hotel	3,317	7.2%	3,327	7.0%	3,479	7.2%	3,716	7.4%	3,688	7.4%
Other	868	1.9%	1,145	2.4%	1,163	2.4%	1,639	3.3%	1,842	3.7%
Total	$46,075	100.0%	$47,460	100.0%	$48,463	100.0%	$49,960	100.0%	$49,570	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLIfe, Inc.'s common shareholders	$845	$880	$2,010	$1,349	$1,684	$2,092	$3,033
Add: Preferred stock dividends	46	32	57	32	57	52	89
Add: Net Income (loss) attributable to noncontrolling interests	3	3	(5)	4	5	7	9
Less: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Income (loss) from continuing operations, net of income tax	894	915	2,062	1,385	1,746	$2,151	$3,131
Less: adjustments from income (loss) from continuing operations, net of income tax, to adjusted earnings:
Net investment gains (losses)	(227)	117	145	15	61	(560)	76
Net derivative gains (losses)	(59)	(378)	939	115	724	290	839
Premiums - Divested businesses	—	—	—	—	—	—	—
Universal life and investment-type product policy fees
Unearned revenue adjustments	(5)	11	(8)	—	20	(10)	20
GMIB fees	31	32	27	27	28	61	55
Divested businesses	—	—	—	—	—	7	—
Net investment income
Investment hedge adjustments	(119)	(125)	(121)	(105)	(118)	(229)	(223)
Operating joint venture adjustments	—	—	—	—	—	1	—
Unit-linked contract income	286	149	(765)	736	261	(67)	997
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(21)	(1)	(27)	(4)	(4)	(33)	(8)
Divested businesses	—	1	—	—	—	—	—
Other revenues
Settlement of foreign currency earnings hedges	5	5	5	2	2	9	4
TSA fees	78	78	70	68	69	157	137
Divested businesses	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends
PDO adjustments	—	—	—	—	—	—	—
Inflation and pass-through adjustments	—	13	(1)	(79)	(84)	(41)	(163)
GMIB costs	(51)	(168)	78	(56)	(39)	(56)	(95)
Market value adjustments	1	—	1	4	11	—	15
Divested businesses	—	—	—	—	—	—	—
Interest credited to policyholder account balances
PAB hedge adjustments	1	1	1	3	6	2	9
Unit-linked contract costs	(268)	(133)	730	(716)	(257)	79	(973)
Divested businesses	—	—	—	—	—	—	—
Capitalization of DAC - Divested businesses	—	—	—	—	—	1	—
Amortization of DAC and VOBA
Related to NIGL and NDGL	10	(89)	(44)	24	5	24	29
Related to GMIB fees and GMIB costs	(9)	(19)	(68)	7	3	(19)	10
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	—	—
Amortization of negative VOBA
Related to market value adjustments	—	—	—	—	—	1	—
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Securitization entities debt expense	—	—	—	—	—	—	—
Divested businesses	(30)	(15)	(18)	—	—	(30)	—
Other expenses
Noncontrolling interest	5	3	(5)	6	6	12	12
Regulatory implementation costs	(2)	(3)	(5)	(3)	(7)	(3)	(10)
Acquisition, integration and other costs	(14)	(13)	14	(23)	(6)	(25)	(29)
TSA fees	(78)	(78)	(70)	(68)	(69)	(157)	(137)
Divested businesses	(53)	(9)	4	—	(6)	(63)	(6)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	41	128	(213)	(24)	(236)	(1)	(260)
Adjusted earnings	1,372	1,408	1,393	1,456	1,376	2,801	2,832
Less: Preferred stock dividends	46	32	57	32	57	52	89
Adjusted earnings available to common shareholders	$1,326	$1,376	$1,336	$1,424	$1,319	$2,749	$2,743

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019
Actuarial assumption review and other insurance adjustments	$—	$(68)	$—	$—	$—	$62	$—
Litigation reserves & settlement costs	—	—	(60)	—	—	—	—
Expense initiative costs	(62)	(88)	(100)	(55)	(70)	(96)	(125)
Tax adjustments	—	—	247	—	—	—	—
Total notable items	$(62)	$(156)	$87	$(55)	$(70)	$(34)	$(125)

U.S.
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019
Actuarial assumption review and other insurance adjustments	$—	$37	$—	$—	$—	$—	$—
Total notable items	$—	$37	$—	$—	$—	$—	$—

GROUP BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019
Actuarial assumption review and other insurance adjustments	$—	$37	$—	$—	$—	$—	$—
Total notable items	$—	$37	$—	$—	$—	$—	$—

(1) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1)

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019
Actuarial assumption review and other insurance adjustments	$—	$(86)	$—	$—	$—	$—	$—
Total notable items	$—	$(86)	$—	$—	$—	$—	$—

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019
Actuarial assumption review and other insurance adjustments	$—	$28	$—	$—	$—	$—	$—
Total notable items	$—	$28	$—	$—	$—	$—	$—

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019
Actuarial assumption review and other insurance adjustments	$—	$(23)	$—	$—	$—	$—	$—
Total notable items	$—	$(23)	$—	$—	$—	$—	$—

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019
Actuarial assumption review and other insurance adjustments	$—	$(24)	$—	$—	$—	$62	$—
Total notable items	$—	$(24)	$—	$—	$—	$62	$—

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2018	June 30, 2019
Litigation reserves & settlement costs	$—	$—	$(60)	$—	$—	$—	$—
Expense initiative costs	(62)	(88)	(100)	(55)	(70)	(96)	(125)
Tax adjustments	—	—	247	—	—	—	—
Total notable items	$(62)	$(88)	$87	$(55)	$(70)	$(96)	$(125)

(1) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Total MetLife, Inc.'s stockholders' equity	$53,633	$51,625	$52,741	$58,509	$63,811
Less: Preferred stock	3,340	3,340	3,340	3,340	3,340
MetLife, Inc.'s common stockholders' equity	50,293	48,285	49,401	55,169	60,471
Less: Net unrealized investment gains (losses), net of income tax	9,703	7,946	8,655	13,862	18,381
Defined benefit plans adjustment, net of income tax	(2,179)	(2,051)	(2,028)	(2,004)	(1,984)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$42,769	$42,390	$42,774	$43,311	$44,074
Less: Goodwill, net of income tax	9,205	9,147	9,133	9,082	9,071
VODA and VOCRA, net of income tax	341	316	312	298	288
Total MetLife, Inc.'s tangible common stockholders' equity	$33,223	$32,927	$33,329	$33,931	$34,715

Unaudited (In millions, except per share data)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Book value per common share	$50.28	$48.94	$51.53	$58.06	$64.61
Less: Net unrealized investment gains (losses), net of income tax	9.70	8.05	9.03	14.59	19.64
Defined benefit plans adjustment, net of income tax	(2.18)	(2.08)	(2.12)	(2.11)	(2.12)
Book value per common share, excluding AOCI other than FCTA	$42.76	$42.97	$44.62	$45.58	$47.09
Less: Goodwill, net of income tax	9.20	9.28	9.52	9.56	9.69
VODA and VOCRA, net of income tax	0.34	0.32	0.33	0.31	0.31
Book value per common share - tangible common stockholders' equity	$33.22	$33.37	$34.77	$35.71	$37.09

Common shares outstanding, end of period	1,000.2	986.6	958.6	950.2	935.9

	For the Three Months Ended (1)
Unaudited (In millions, except ratios)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019

Return on MetLife, Inc.'s:
Common stockholders' equity	6.5%	7.1%	16.5%	10.3%	11.6%
Common stockholders' equity, excluding AOCI other than FCTA	7.8%	8.3%	18.9%	12.5%	15.4%
Tangible common stockholders' equity (2)	10.1%	10.8%	24.4%	16.2%	19.7%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	10.2%	11.2%	10.9%	10.9%	9.1%
Common stockholders' equity, excluding AOCI other than FCTA	12.2%	12.9%	12.5%	13.2%	12.1%
Tangible common stockholders' equity (2)	15.8%	16.8%	16.2%	17.1%	15.5%

Average common stockholders' equity	$52,022	$49,289	$48,843	$52,285	$57,820
Average common stockholders' equity, excluding AOCI other than FCTA	$43,589	$42,580	$42,582	$43,043	$43,693
Average tangible common stockholders' equity	$33,920	$33,075	$33,128	$33,630	$34,323

(1) Annualized using quarter-to-date results.

(2) Net income (loss) available to MetLife, Inc.'s common shareholders and adjusted earnings available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended June 30, 2018, September 30, 2018, December 31, 2018, March 31, 2019 and June 30, 2019 of $10 million, $10 million, $9 million, $10 million and $9 million, respectively.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
U.S. (1)	$11,767	$6,889	$5,725	$6,058	$6,731
ASIA	2,020	2,132	2,119	2,122	2,063
LATIN AMERICA	922	911	968	932	1,064
EMEA	637	623	638	653	669
METLIFE HOLDINGS (1)	1,326	1,305	1,385	1,268	1,275
CORPORATE & OTHER (1)	85	53	219	119	98
Adjusted premiums, fees and other revenues, on a constant currency basis	$16,757	$11,913	$11,054	$11,152	$11,900
Adjusted premiums, fees and other revenues	$16,889	$11,938	$11,022	$11,167	$11,900

ASIA (including operating joint ventures) (2), (3)	$2,231	$2,351	$2,374	$2,370	$2,346

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
U.S. (1)	$965	$982	$994	$993	$1,009
ASIA	955	947	979	951	955
LATIN AMERICA	336	345	372	361	352
EMEA	322	327	352	335	350
METLIFE HOLDINGS (1)	275	264	266	227	237
CORPORATE & OTHER (1)	259	314	102	222	289
Other expenses, as reported on an adjusted basis, on a constant currency basis	$3,112	$3,179	$3,065	$3,089	$3,192
Other expenses, as reported on an adjusted basis	$3,177	$3,187	$3,055	$3,101	$3,192

ASIA (including operating joint ventures) (2), (3)	$1,044	$1,041	$1,088	$1,057	$1,064

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
U.S. (1)	$671	$795	$685	$724	$732
ASIA	352	263	279	355	359
LATIN AMERICA	135	166	140	132	159
EMEA	77	54	54	85	77
METLIFE HOLDINGS (1)	280	327	223	317	299
CORPORATE & OTHER (1)	(219)	(237)	(45)	(193)	(307)
Adjusted earnings available to common shareholders on a constant currency basis	$1,296	$1,368	$1,336	$1,420	$1,319
Adjusted earnings available to common shareholders	$1,326	$1,376	$1,336	$1,424	$1,319

(1) Amounts on a reported basis, as constant currency impact is not significant.

 (2) Adjusted premiums, universal life and investment-type product policy fees, other revenues and other expenses are reported as part of net investment income on the statement of adjusted earnings available to common shareholders for operating joint ventures.

(3) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees & other revenues, excluding pension risk transfer	(iv)	premiums, fees and other revenues
(v)	net investment income, as reported on an adjusted basis	(v)	net investment income
(vi)	adjusted earnings	(vi)	income (loss) from continuing operations, net of income tax
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders per diluted common share	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(ix)	adjusted return on equity	(ix)	return on equity
(x)	adjusted return on equity, excluding AOCI other than FCTA	(x)	return on equity
(xi)	adjusted return on equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	(xi)	return on equity
(xii)	adjusted tangible return on equity	(xii)	return on equity
(xiii)	investment portfolio gains (losses)	(xiii)	net investment gains (losses)
(xiv)	derivative gains (losses)	(xiv)	net derivative gains (losses)
(xv)	capitalization of DAC, as reported on an adjusted basis	(xv)	capitalization of DAC
(xvi)	other expenses, as reported on an adjusted basis	(xvi)	other expenses
(xvii)	total MetLife, Inc.’s tangible common stockholders’ equity	(xvii)	total MetLife, Inc.’s stockholders’ equity
(xviii)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xviii)	total MetLife, Inc.’s stockholders’ equity
(xix)	total MetLife, Inc.'s common stockholders' equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	(xix)	total MetLife, Inc.’s stockholders’ equity
(xx)	book value per common share, excluding AOCI other than FCTA	(xx)	book value per common share
(xxi)	book value per common share - tangible common stockholders' equity	(xxi)	book value per common share
(xxii)	adjusted expense ratio	(xxii)	expense ratio
(xxiii)	adjusted expense ratio, excluding total notable items related to other expenses and PRT	(xxiii)	expense ratio
(xxiv)	direct expense ratio	(xxiv)	expense ratio
(xxv)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxv)	expense ratio
(xxvi)	GA AUM	(xxvi)	total investments
(xxvii)	GA AUM (excluding FVA)	(xxvii)	total investments

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release which is available at www.metlife.com.

Our definitions of the various non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies:

Adjusted earnings and related measures

•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on adjusted earnings are also MetLife’s GAAP measure of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its Business Plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Adjusted revenues and adjusted expenses

These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (“Divested businesses”). Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes NIGL and NDGL. Adjusted expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•
Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);

•
Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed equity securities (“Unit-linked contract income”), (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”), and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP ("Certain partnership distributions"); and

•	Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements ("TSA fees").

The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•
Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments (“Inflation and pass-through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•
Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes certain amounts related to net investment income earned on contractholder-directed equity securities (“Unit-Linked contract costs”);

•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•
Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”) and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, goodwill impairment or changes in estimated fair value. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Return on equity, allocated equity, tangible equity and related measures
•
Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•
Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA : net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.

•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA): adjusted earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA).

•
Allocated equity: portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.

•	Adjusted return on allocated equity: adjusted earnings available to common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses. Also, refer to the utilization of adjusted earnings and other financial measures based on adjusted earnings mentioned above.

•
Total MetLife, Inc.’s tangible common stockholders’ equity or tangible equity: Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA, reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.

•
Return on MetLife, Inc.’s tangible common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.'s average tangible common stockholders’ equity.

•
Adjusted return on MetLife, Inc.’s tangible common stockholders’ equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•	Allocated tangible equity: Allocated equity reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on allocated tangible equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: direct expenses, on an adjusted basis, divided by adjusted premiums, fees and other revenues.
•
Direct expense ratio, excluding total notable items related to direct expenses and PRT: direct expenses, on an adjusted basis, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

•	Adjusted expense ratio: other expenses, net of capitalization of DAC, both on an adjusted basis, divided by adjusted premiums, fees and other revenues.
•
Adjusted expense ratio, excluding total notable items related to other expenses and PRT: other expenses, net of capitalization of DAC, both on an adjusted basis, excluding total notable items related to other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

General account assets under management and related measures

GA AUM are comprised of general account total investments and cash and cash equivalents, excluding policy loans, other invested assets, contractholder-directed equity securities and fair value option securities, as substantially all of those assets are not actively managed in MetLife’s general account investment portfolio. Mortgage loans and real estate and real estate joint ventures included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from GA AUM. GA AUM are used by MetLife to describe assets in its general account investment portfolio which are actively managed and stated at estimated fair value. MetLife believes the use of GA AUM enhances the understanding and comparability of its general account investment portfolio.

GA AUM (excluding FVA) excludes the following FVA: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans and real estate and real estate joint ventures. MetLife believes that the use of GA AUM (excluding FVA) enhances the understanding of the value of GA AUM without regard to the impact of market volatility.

Other items
The following additional information is relevant to an understanding of our performance results:
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Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FVA	Fair value adjustments
FCTA	Foreign currency translation adjustments
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
GA AUM	General account assets under management
GMIB	Guaranteed minimum income benefits
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organizations
PAB	Policyholder account balances
PDO	Policyholder dividend obligation
PRT	Pension risk transfers
QFS	Quarterly financial supplement
TSA	Transition service agreement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements